Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
The Company has several significant stockholders and other related parties that are also customers and/or vendors. The Company’s activity of related party transactions was as follows (in thousands):

	Years ended December 31,
	2016	2015	2014
Revenues	$11,822	$10,745	$8,392
Costs and services	14,574	10,808	8,351

	As of December 31,
	2016	2015
Accounts receivable	$1,109	$797
Accounts payable	1,720	254

On February 10, 2016, the Company entered into a purchase and sale agreement to acquire land and a building from Prologis, L.P., with which it shares a common board member, for approximately $6.3 million. This transaction is considered a related party transaction but is not reflected in the related party data presented above.